Exhibit 99.1

Tango Therapeutics Announces $80 million Private Placement Financing

BOSTON, Mass. – August 10, 2023 – Tango Therapeutics, Inc. (NASDAQ: TNGX), a clinical-stage biotechnology company committed to discovering and delivering the next generation of precision cancer medicines, has agreed to sell approximately 15.5 million shares of its common stock (“Common Stock”) (or pre-funded warrants (“Pre-Funded Warrants”) in lieu thereof) to a select group of institutional and accredited healthcare specialist investors in a private investment in public equity (PIPE) financing, at a per share price of $5.15. The Pre-Funded Warrants will have an exercise price of $0.0001 per share of common stock, will be immediately exercisable and will remain exercisable until exercised in full. The financing is expected to close on Friday, August 11, 2023, subject to customary closing conditions. Gross proceeds from the private placement are anticipated to be approximately $80 million, before deducting any offering-related expenses.

The financing was led by Nextech with participation from Boxer Capital, Bain Capital Life Sciences, Casdin Capital, EcoR1 Capital, Southpoint Capital, Third Rock Ventures and a large institutional investor.

“We are proud to have Nextech as a new investor, and to receive additional support from an outstanding group of current investors to further our mission to develop novel precision oncology treatments. This financing underscores the confidence in our near-term clinical programs, and our state-of-the-art target platform to discover and develop new drugs for people with cancer,” said Barbara Weber, M.D., President and Chief Executive Officer of Tango Therapeutics. “The additional funding strengthens our balance sheet at a time of strong momentum. Our two PRMT5 inhibitors are currently in dose escalation, and we recently demonstrated proof-of-mechanism for our lead program, TNG908. In addition, we have initiated the phase 1/2 clinical trial for TNG260, in combination with pembrolizumab in patients with checkpoint inhibitor resistant STK11-mutant cancers, and plan to initiate a fourth clinical trial in 2024.”

“Becoming an investor in Tango Therapeutics is consistent with Nextech’s core investment strategy. Tango is a leader in developing novel precision oncology programs based on synthetic lethality – all of which have the potential to address significant patient populations across multiple cancer types,” said Kanishka Pothula, Partner at Nextech. “We look forward to working closely with the exceptional team at Tango as these potentially transformative treatments evolve.”

Proceeds from the financing are expected to enable rapid expansion across multiple tumor types for the TNG908 and TNG462 PRMT5 programs, as well as maintain funding through proof-of-concept for each of its clinical-stage programs as the Company awaits clinical data. Current cash, cash equivalents and marketable securities, in addition to proceeds from the financing, is expected to be sufficient to fund operations into 2026.

The securities sold in this PIPE, including the shares of common stock underlying the Pre-Funded Warrants, are being made in a transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements. Pursuant to the securities purchase agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the securities sold in the PIPE.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction. Any offering of the Common Stock or Pre-Funded Warrants described above under the resale registration statement will only be by means of a prospectus.

About Tango Therapeutics

Tango Therapeutics is a clinical-stage biotechnology company dedicated to discovering novel drug targets and delivering the next generation of precision medicine for the treatment of cancer. Using an approach that starts and ends with patients, Tango leverages the genetic principle of synthetic lethality to discover and develop therapies that take aim at critical targets in cancer. This includes expanding the universe of precision oncology targets into novel areas such as tumor suppressor gene loss and their contribution to the ability of cancer cells to evade immune cell killing. For more information, please visit www.tangotx.com.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements generally relate to future events, Tango’s future operating performance and goals, the anticipated benefits of therapies and combination therapies (that include a Tango pipeline product), Tango’s expectations, beliefs and development objectives for Tango’s product pipeline and clinical trials. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “goal”, “estimate”, “anticipate”, “believe”, “predict”, “designed,” “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. For example, implicit or explicit statements concerning the following include or constitute forward-looking statements: the PIPE financing is expected to close on Friday, August 11, 2023 and gross proceeds are anticipated to be approximately $80 million, before deducting any offering-related expenses; this financing underscores the confidence in Tango’s near-term clinical programs and state-of-the-art target platform to discover and develop new drugs for people with cancer; the financing comes at a time of strong momentum; the Company plans to initiate a fourth clinical trial in 2024; Tango has the potential to address significant patient populations across multiple cancer types; Tango’s has potentially transformative treatments that will evolve; anticipated use of proceeds from the financing (the Company can maintain funding through proof-of-concept for each of its clinical-stage programs); current cash, cash equivalents and marketable securities, in addition to proceeds from the financing, is expected to be sufficient to fund operations into 2026; and; the expected benefits of the Company’s development candidates and other product candidates (as monotherapies or in combination). Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Tango and its management, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the financing may not close due to failure to satisfy closing conditions (among other reasons); events may arise int eh future that require the proceeds to be spent in ways other than anticipated; Tango has limited experience conducting clinical trials (and will rely on a third party to operate its clinical trials) and may not be able to commence the clinical trial (including opening clinical trial sites, dosing the first patient, and enrolling and dosing an adequate number of clinical trial participants) when expected, may not be able to continue dose escalation on anticipated timelines, and may not generate results (including final or initial safety, efficacy data and proof-of-mechanism and proof-of-concept) in the anticipated timeframe (or at all); benefits of product candidates seen in preclinical analyses may not be evident when tested in clinical trials or when used in broader patient populations (if approved for commercial sale); Tango’s pipeline products may not be safe and/or effective in humans; addressable patient populations may be smaller than expected; Tango has a limited operating history and has not generated any revenue to date from product sales, and may never become profitable; other companies may be able to identify and develop product candidates more quickly than the Company and commercially introduce the product prior to the Company; the Company’s proprietary discovery platform is novel and may not identify any synthetic lethal targets for future development; the Company may not be able to identify development candidates on the schedule it anticipates due to technical, financial or other reasons; the Company may not be able to file INDs for development candidates on time, or at all, due to technical or financial reasons or otherwise; the Company may utilize cash resources more quickly than anticipated; Tango will need to raise capital in the future and if we are unable to raise capital when needed or on attractive terms, we would be forced to delay, scale back or discontinue some of our development programs or future commercialization efforts (which may delay filing of INDs, dosing patients, reporting clinical trial results and filing new drug applications); we may be unable to advance our preclinical development programs into and through the clinic for safety or efficacy reasons or commercialize our product candidates or we may experience significant delays in doing so as a result of factors beyond Tango’s control; Tango’s approach to the discovery and development of product candidates is novel and unproven, which makes it difficult to predict the time, cost of development, and likelihood of successfully developing any products; Tango may not identify or discover additional product candidates or may expend limited resources to pursue a particular product candidate or indication and fail to capitalize on product candidates or indications that may be more profitable or for which there is a greater likelihood of success; our products candidates may cause adverse or other undesirable side effects (or may not show requisite efficacy) that could, among other things, delay or prevent regulatory approval; our dependence on third parties for conducting clinical trials and producing drug product; our ability to obtain and maintain patent and other intellectual property protection for our technology and product candidates or the scope of intellectual property protection obtained is not sufficiently broad; and delays and other impacts on product development and clinical trials from the COVID-19 pandemic. Additional information concerning risks, uncertainties and assumptions can be found in Tango’s filings with the SEC, including the risk factors referenced in Tango’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as supplemented and/or modified by its most recent Quarterly Report on Form 10-Q. You should not place undue reliance on forward-looking statements in this presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Tango specifically disclaims any duty to update these forward-looking statements.

Investor Contact:

Sam Martin/Andrew Vulis

Argot Partners

tango@argotpartners.com

Media Contact:

Amanda Galgay

SVP, Corporate Communications, Tango Therapeutics

media@tangotx.com